UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 20, 2010
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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Federally Chartered Corporation (State or other jurisdiction of incorporation)	000-51404 (Commission File Number)	35-6001443 (IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.05(a).	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On May 20, 2010, the board of directors of the Federal Home Loan Bank of Indianapolis (“Bank”) amended the Bank’s Anti-Fraud policy, which is Exhibit C to the Bank’s Code of Conduct (“Code”).  The amendments to the Anti-Fraud policy clarify certain staff and management responsibilities with respect to the reporting of suspected fraud.  These amendments were made to ensure compliance with the Federal Housing Finance Agency’s final regulation concerning the reporting of fraudulent financial instruments.

A copy of the Code, as amended, is attached hereto as Exhibit 14.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

A copy of the Federal Home Loan Bank of Indianapolis Code of Conduct, as amended on May 20, 2010, is attached as Exhibit14.1 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 24, 2010

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/ CINDY L. KONICH
Cindy L. Konich
Senior Vice President – Chief Financial Officer

By:	/s/ JONATHAN R. WEST
Jonathan R. West
Senior Vice President – Administration, General Counsel and Corporate Secretary